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                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Consolidated Stores Corporation on From S-8 of our report dated February 24, 1997 incorporated by reference in the Annual Report on Form 10-K of Consolidated Stores Corporation for the year ended February 1, 1997.

Deloitte & Touche LLP
Dayton, Ohio

July 24, 1997